Venerable Insurance and Annuity Company
and the following variable annuities supported by its Separate Account B:

GOLDENSELECT FUND FOR LIFE

Prospectus Supplement Dated July 2, 2024

This supplement updates the Prospectus for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus for future reference.
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NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING FUND SUBSTITUTION

Pursuant to the terms of your variable annuity Contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s (“SEC”) statement on insurance product fund substitutions, Venerable Insurance and Annuity Company (the “Company”) and its Separate Account B (the “Separate Account”) intend to replace, effective on or about the close of business on September 6, 2024 (the “Substitution Date”), the following “Existing Fund” with the corresponding “Replacement Fund”:
Existing Fund	Replacement Fund
VY T. Rowe Price Capital Appreciation Portfolio – Class S	Venerable Moderate Allocation Fund – Class V

This fund substitution will only affect you if you currently invest in or plan to invest in a subaccount that corresponds to an Existing Fund.

The following lists important information regarding the fund substitution:

Voluntary Transfers before the Substitution Date.  Prior to the Substitution Date and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in an Existing Fund to any other available subaccount or to any available fixed interest option free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers);

On the Substitution Date.  On the Substitution Date, your investment in the subaccount that invests in an Existing Fund will automatically become an investment in the subaccount that invests in the corresponding Replacement Fund with an equal total net asset value;

No Fees, Charges, or Taxes.  You will not incur any fees or charges or any tax liability because of the substitution, and your Contract Value immediately before the substitution will equal your Contract Value immediately after the substitution;

Fund Fees and Expenses.  The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Exiting Fund.  Each Replacement Fund’s fees and expenses, investment objective and information about its investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus;

Replacement Fund’s Summary Prospectuses.  The Prospectus for the Replacement Fund is available online through the link https://docs.venerable.com by selecting your Contract and then the applicable Replacement Fund from the drop-down menus.  Read the Replacement Fund’s prospectuses carefully before deciding what to do with amounts allocated to subaccount that invests in the Existing Fund that corresponds to the Replacement Fund.  If you have not received or have access to a Replacement Fund’s summary prospectus or need to request another, please contact Customer Service at 1-800-366-0066 or send an email request to smb-usa-mailbox@venerable.com;

Allocations after the Substitution Date.  Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccount that invests in an Existing Fund will be automatically allocated to the subaccount that invests in the corresponding Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066; and

Existing Fund no longer Available.  After the Substitution Date, the Existing Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract Prospectus.

NOTICE OF THE UPCOMING FUND ADDITION

In connection with this upcoming fund substitution, a subaccount that invests in the Replacement Fund will be added to your Contract and available for new premiums and transfers of contract value beginning on the Substitution Date. Consequently, the following information about the Replacement Fund is hereby added to the Appendix A of your Contract Prospectus:
INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES
The Fund seeks, over the long-term, total investment return consistent with the preservation of capital.	Venerable Moderate Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Subadviser: Russell Investment Management, LLC A Fund of Funds	Class V 0.89%*

* Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus. Current Expenses would be higher if these temporary expense reimbursements/waivers were not reflected. Also note that the Current Expenses reflect only the fees and expenses of the Fund and not the Contract fees and expenses.

The Replacement Fund is new and consequently does not yet have actual performance information.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.